SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  February 1, 2001
                                                          ----------------

                          COMMISSION FILE NUMBER 0-7570


 DELAWARE                   CONSTELLATION BRANDS, INC.             16-0716709
                               and its subsidiaries:
 NEW YORK                   BATAVIA WINE CELLARS, INC.             16-1222994
 NEW YORK                   CANANDAIGUA WINE COMPANY, INC.         16-1462887
 NEW YORK                   CANANDAIGUA EUROPE LIMITED             16-1195581
 ENGLAND AND WALES          CANANDAIGUA LIMITED                    98-0198402
 NEW YORK                   POLYPHENOLICS, INC.                    16-1546354
 NEW YORK                   ROBERTS TRADING CORP.                  16-0865491
 NETHERLANDS                CANANDAIGUA B.V.                       98-0205132
 DELAWARE                   FRANCISCAN VINEYARDS, INC.             94-2602962
 CALIFORNIA                 ALLBERRY, INC.                         68-0324763
 CALIFORNIA                 CLOUD PEAK CORPORATION                 68-0324762
 CALIFORNIA                 M.J. LEWIS CORP.                       94-3065450
 CALIFORNIA                 MT. VEEDER CORPORATION                 94-2862667
 DELAWARE                   BARTON INCORPORATED                    36-3500366
 DELAWARE                   BARTON BRANDS, LTD.                    36-3185921
 MARYLAND                   BARTON BEERS, LTD.                     36-2855879
 CONNECTICUT                BARTON BRANDS OF CALIFORNIA, INC.      06-1048198
 GEORGIA                    BARTON BRANDS OF GEORGIA, INC.         58-1215938
 ILLINOIS                   BARTON CANADA, LTD.                    36-4283446
 NEW YORK                   BARTON DISTILLERS IMPORT CORP.         13-1794441
 DELAWARE                   BARTON FINANCIAL CORPORATION           51-0311795
 WISCONSIN                  STEVENS POINT BEVERAGE CO.             39-0638900
 ILLINOIS                   MONARCH IMPORT COMPANY                 36-3539106
(State or other            (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of            specified in its charter)            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Constellation Brands, Inc. released the following information on February 1, 2001:

 CONSTELLATION SIGNS DEFINITIVE AGREEMENT TO ACQUIRE VENDANGE, TALUS, HERITAGE
                        AND OTHER SEBASTIANI WINE BRANDS
      ACQUISITION STRENGTHENS LEADERSHIP POSITION IN GROWING WINE INDUSTRY

FAIRPORT, NEW YORK, February 1, 2001 - Constellation Brands, Inc. (NYSE: STZ, STZ.B) announced today that its Canandaigua Wine division has entered into a definitive agreement under which Canandaigua will purchase the assets of Turner Road Vintners, a division of Sebastiani Vineyards, Inc. Assets to be acquired in the transaction include the following brands: Vendange, the third largest selling wine in its category, Talus, one of the fastest growing premium wines, Heritage, Nathanson Creek, La Terre and Farallon, as well as two wineries located in Lodi, California.

Richard Sands, Chairman, Chief Executive Officer and President of Constellation, said, "This is an exciting acquisition for our Canandaigua Wine division. We continue to identify and take advantage of growth opportunities in the beverage alcohol markets, reinforcing the Constellation strategy to provide a wide range of products to satisfy an array of consumer preferences. These exceptional brands are also positioned in higher margin, faster growing segments of the wine industry."

Jon Moramarco, President of Canandaigua Wine, stated, "The acquisition of the Turner Road Vintners' brands is very strategic, adding seven million cases a year to our sales and filling a gap in our portfolio with well known brands in the $4.00 to $10.00 range. Constellation's Canandaigua Wine division will now have 20 of the top 100 wine brands in the United States."

The purchase price for the brands and related assets is approximately $295 million. The Company intends to issue up to $115 million of its Class A Common Stock (NYSE: STZ) in connection with this transaction, with the balance of the purchase price to be funded with debt. Net sales and earnings before interest, taxes, depreciation and amortization ("EBITDA") for the brands to be acquired for Turner Road's most recent fiscal year ended June 30, 2000, were approximately $204 million and $33 million, respectively, on unit volume of more than seven million cases. The transaction and its related financing are expected to be slightly accretive to earnings per share in the first year. The transaction is subject to satisfaction of customary closing conditions.

Constellation will host a conference call to discuss additional details relative to this transaction. Detailed instructions for accessing the conference call are outlined below.

ABOUT CONSTELLATION
Constellation Brands, Inc., is a leader in the production, marketing and distribution of beverage alcohol brands in North America and the United Kingdom and is a leading drinks wholesaler in the United Kingdom. As the second largest supplier of wine, the second largest importer of beer and the fourth largest supplier of distilled spirits, Constellation Brands, Inc., is the largest single-source supplier of these products in the United States. With its broad product portfolio, comprised of brands in all major beverage alcohol categories, Constellation is distinctly positioned to satisfy the diverse needs of consumers. Leading brands in Constellation's portfolio include: Franciscan Oakville Estate, Simi, Estancia, Almaden, Arbor Mist, Black Velvet, Fleischmann's, Schenley, Ten High, Stowells of Chelsea, Blackthorn and the number one imported beer, Corona Extra. Constellation can be found on the Internet at www.cbrands.com.

This press release does not constitute and shall not be deemed an offering of any securities. Any such offering will be made only by means of a prospectus.

                             CONFERENCE CALL DETAILS

A conference call to discuss the details of this transaction will be hosted by Richard Sands, CEO, Tom Summer, CFO and Jon Moramarco, President, Canandaigua Wine Company on February 2, 2001, at 11:00 a.m. EST. The conference call can be accessed by dialing (800) 860-2442. A live listen-only web cast of the conference call is available on the Internet at Constellation's web site: www.cbrands.com under: Investor Information. If you are unable to participate in the conference call, a replay will be available by dialing (877) 344-7529 from approximately 12:30 p.m. on February 2, 2001 through February 10, 2001.
Additionally, an audio replay will be available on Constellation's web site under: Investor Information Audio Archives section.

DIGITAL PLAYBACK INSTRUCTIONS - COURTESY OF CHORUS CALL

1.    Dial 877-DIG-PLAY (877) 344-7529 or (412) 858-1440.
2.    Enter 613 when prompted for an account number followed by the # sign.
3.    Press 1 to play the recorded conference.
4.    Enter 223157 when prompted for the conference # followed by the # sign.
5. Please clearly state your name and company name when prompted to do so followed by any key.
6.    Press 1 to begin the conference call playback.

Note: You may press 0 at anytime during the conference call to hear the Detailed Instructions Menu. You may press 2 at anytime during the conference call to stop the playback entirely. You will be placed in the Introduction Menu.

FORWARD LOOKING STATEMENTS

      The Company makes forward-looking statements from time to time and desires to take advantage of the "safe harbor" which is afforded such statements under the Private Securities Litigation Reform Act of 1995 when they are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements.

      The statements set forth in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. Any projections of future results of operations, and in particular, (i) the Company's expectation that the transaction and its related financing will be slightly accretive to earnings per share in the first year and (ii) future unit volume sales of brands acquired in the transaction, should not be construed in any manner as a guarantee that such results will in fact occur. There can be no assurance that any forward-looking statement in this press release will be realized or that actual results will not be significantly higher or lower than set forth in or implied by such forward-looking statement. In addition to the risks and uncertainties of ordinary business operations, the forward-looking statements of the Company contained in this press release are also subject to the following risks and uncertainties: (i) the risk that the expected benefits of this acquisition will not be achieved or may be delayed;
(ii) the risk that results of operations of this acquisition will be lower than expected; (iii) the risk that the acquired brands will not be integrated successfully or in a timely manner; (iv) the risk that the full impact of estimated synergies may not be realized; (v) the risk that additional costs may be identified during the course of settling the transaction that were not fully identified; (vi) the risk that wholesalers or retailers may give higher priority to products of our competitors (vii) the risk associated with the availability and costs of equity and debt financing, including costs associated with rising interest rates; (viii) the risk associated with changes in the availability and relative costs of raw materials and/or labor costs; (ix) the risk associated with changing market conditions; (x) the risk that advertising and marketing initiatives may not be as effective as anticipated; (xi) the risk associated with a change in general economic conditions; and (xii) the risk associated with changes in regulations or laws which govern the conduct of business. For other risk factors associated with the Company and its business please refer to our Securities and Exchange Commission filings.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CONSTELLATION BRANDS, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Executive Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Finance Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ROBERTS TRADING CORP.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer

                                        CANANDAIGUA B.V.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Chief
                                             Financial Officer


                                        FRANCISCAN VINEYARDS, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        ALLBERRY, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        CLOUD PEAK CORPORATION

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        M.J. LEWIS CORP.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        MT. VEEDER CORPORATION

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer


                                        BARTON INCORPORATED

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BRANDS, LTD.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON CANADA, LTD.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  January 4, 2001                 By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None